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                                                                       EXHIBIT 4

[NUMBER]                               [LOGO]                          [SHARES]


                              NEEDHAM GROWTH FUND
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                     CUSIP 63983V 10 D
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT                  ACCOUNT NO.                 ALPHA CODE

                                    SPECIMEN

                FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                         OF THE PAR VALUE OF $0.001 EACH OF

                               NEEDHAM GROWTH FUND

(herein called the "Corporation") transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed, subject to the above mentioned provisions restricting the right to transfer the shares evidenced hereby. The holder hereof by accepting this certificate expressly assents to and is bound by the Article of Incorporation, as amended, and the By-Laws, as amended, of the Corporation, copies of which are available for inspection at the office of the Corporation.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

    Secretary                                                      President


COUNTERSIGNED:

                PFPC INC.
         (WILMINGTON, DE)       TRANSFER AGENT

BY:

                AUTHORIZED SIGNATURE




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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM-as tenants in common                            UNIF GIFT MIN ACT-_____________ Custodian ____________ under
        TEN ENT-as tenants by the entireties                                          (Cust)                  (Minor)
        JT TEN-as joint tenants with right of survivorship            Uniform Gifts or Minors Act__________________________
               and not as tenants in common                                                                (State)
                              Additional abbreviations may also be used though not in the above list.

        For Value Received, __________________________ do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OR ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated: __________________________
                     In presence of

                                        ________________________________________

__________________________________

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.